Exhibit 10.9

SECURITY AGREEMENT

SECURITY AGREEMENT (“Agreement”) dated as of November 26, 2008 among Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), Vera Bradley Retail Stores, LLC, an Indiana limited liability company, and Vera Bradley International, LLC, an Indiana limited liability company (collectively, the “Subsidiary Guarantors”) (the Borrower, the Subsidiary Guarantors and each Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A hereto collectively referred to herein as “Grantors”, and each individually as a “Grantor”), and JPMorgan Chase Bank, N.A., as Collateral Agent for the benefit of the Secured Creditors (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, contemporaneously herewith, the Borrower is entering into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and the Lenders, providing for the Lenders to make available to the Borrower certain credit facilities on the terms and conditions set forth therein;

WHEREAS, one or more Grantors may from time to time on or after the date hereof enter into, or guaranty the obligations of one or more other Grantors or any of their respective Subsidiaries under one or more Swap Agreements permitted by the Credit Agreement or Banking Services Agreements with a Lender or an Affiliate of a Lender;

WHEREAS, each of the Grantors other than the Borrower is a direct or indirect subsidiary of the Borrower, will benefit directly and indirectly from the credit facilities made available pursuant to the Credit Agreement and from the entering into of Swap Agreements or Banking Services Agreements by Grantors or their Subsidiaries, and has entered into that certain Subsidiary Guaranty of even date herewith; and

WHEREAS, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available the credit facilities thereunder and to induce Lenders and their Affiliates to enter into the Swap Agreements or Banking Services Agreements, Grantors have agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) to the Collateral Agent for the benefit of the Secured Creditors on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, “supporting obligations” as defined in the Uniform Commercial Code.

“Banking Services Agreements” means agreements with respect to Banking Services.

“Banking Services” means each and any of the following bank services provided to any of the Credit Parties by any Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” of the Credit Parties means any and all obligations of the Credit Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Chattel Paper” means any “chattel paper”, as such term is defined in the Uniform Commercial Code.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof; provided, however, that notwithstanding anything herein to the contrary, the term “Collateral” shall not include any property of any Grantor constituting Pledged Collateral under the Pledge Agreement.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the Uniform Commercial Code.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the Uniform Commercial Code, now or hereafter held in the name of any Grantor.

“Documents” means any “documents”, as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code) bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment”, as such term is defined in the Uniform Commercial Code.

“Event of Default” shall mean one or more of the following events or occurrences: (a) an Event of Default (as defined in the Credit Agreement); (b) any Grantor shall fail to observe or perform any covenant, condition or agreement contained in Section 4.2, 4.4(a) or 4.4(b) of this Agreement; or (c) any Grantor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (b) of this definition), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the first day on which any executive officer of a Credit Party has knowledge of such failure or (ii) the date written notice thereof has been given to the Borrower or such Grantor by the Administrative Agent (which notice will be given at the request of any Lender).

“General Intangibles” means any “general intangibles”, as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the Uniform Commercial Code.

“Instruments” means any “instrument”, as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code) and Chattel Paper.

“Inventory” means any “inventory”, as such term is defined in the Uniform Commercial Code.

“Investment Property” means any “investment property”, as such term is defined in the Uniform Commercial Code.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Credit Parties to the Lenders or to any Lender, the Administrative Agent, the Collateral Agent or any indemnified party arising under the Credit Documents.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Pledged Collateral” has the meaning assigned to such term in the Pledge Agreement.

“Proceeds” means “proceeds”, as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Collateral Agent from time to time.

“Required Secured Creditors” means (a) prior to the date upon which the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, the Required Lenders (or if so required by Section 9.02 of the Credit Agreement, all the Lenders), and (b) after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, Secured Creditors holding in the aggregate at least a majority of the aggregate (i) net early termination payments and all other amounts then due and unpaid from any Grantor to the Lenders under any Swap Agreement and (ii) due and unpaid Banking Services Obligations, in each case as determined by the Administrative Agent in its reasonable discretion.

“Secured Creditors” means, collectively, each Lender (even if such Lender ceases to be a Lender under the Credit Agreement), their Affiliates which are holders of Banking Services Obligations or Swap Obligations, the Issuing Bank, the Collateral Agent, the Administrative Agent and all of their successors and assigns.

“Secured Obligations” means all Obligations, all Banking Services Obligations owing to one or more Lenders or their respective Affiliates and all Swap Obligations owing to one or more Lenders or their respective Affiliates.

“Software” means all “software”, as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Trademarks” means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that to the extent that the UCC is used to define any term herein or in any Credit Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

Section 2. Representations, Warranties and Covenants of Grantors. Each Grantor represents and warrants to, and covenants with, the Collateral Agent, for the benefit of the Secured Creditors, as follows:

(a) each Grantor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Grantor acquiring the same) and no Lien other than liens expressly permitted pursuant to the Credit Agreement exists or will exist upon such Collateral at any time;

(b) this Agreement is effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a valid security interest in and Lien upon all of the Grantors’ right, title and interest in and to the Collateral, and, upon the filing of appropriate UCC financing statements in the jurisdictions listed on Schedule I attached hereto, such security interest will be duly perfected in all the Collateral (other than Deposit Accounts, Instruments not constituting Chattel Paper and registered Copyrights), and upon delivery of the Instruments to the Collateral Agent or its Representative, duly endorsed by the applicable Grantor or accompanied by appropriate undated instruments of transfer duly executed by such Grantor, and duly executed control agreements with respect to the Deposit Accounts, the security interest in the Instruments and Deposit Accounts will be duly perfected;

(c) all of the Equipment, Inventory and Goods are located on the date hereof at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I, as of the date hereof none of the Collateral is in the possession of any bailee, warehouseman, processor or consignee. Schedule I discloses each Grantor’s name as of the date hereof as it appears in official filings in the state of its incorporation, formation or organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor’s state of incorporation, formation or organization (or a statement that no such number has been issued), each Grantor’s state of incorporation, formation or organization and the chief place of business, chief executive office and the office where each Grantor keeps its books and records. Each Grantor has only one state of incorporation, formation or organization. No Grantor (including any Person acquired by any Grantor) does business or has done business during the five (5) years preceding the date hereof under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

(d) no Copyrights, Patents or Trademark which is material to the business of such Grantor or the invalidity, unenforceability or termination of which could reasonably be expected to have a Material Adverse Effect (each a “Material IP Item”) has been adjudged invalid or unenforceable or has been canceled, in whole or in part, or is not presently subsisting. Each of such Material IP Items is valid and enforceable. Each Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Material IP Items free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Grantor not to sue third persons. Each Grantor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Material IP Items and such Grantor has no notice of any suits or actions commenced or threatened with respect thereto;

(e) All depositary and other accounts maintained by each Grantor are described on Schedule VI hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address and telephone number of the financial institution at which such account is maintained, the city in which the account is located, and the account number of such account. Each Grantor shall, upon the request of the Collateral Agent deliver to the Collateral Agent a revised version of Schedule VI showing any changes thereto within five (5) Business Days of receiving such request. Each Grantor hereby authorizes the financial institutions at which such Grantor maintains an account to provide the Collateral Agent with such information with respect to such account as the Collateral Agent from time to time reasonably may request, and each Grantor hereby consents to such information being provided to the Collateral Agent; and

(f) As of the date hereof, Grantor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto.

Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Creditors, a Lien on and security interest in and to all of such Grantor’s right, title and interest in the following personal property, whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “Collateral”):

(a) the Instruments of such Grantor, together with all payments thereon or thereunder:

(b) all Accounts of such Grantor;

(c) all Inventory of such Grantor;

(d) all General Intangibles (including payment intangibles (as defined in the Uniform Commercial Code) and Software) of such Grantor;

(e) all Equipment (including Motor Vehicles) of such Grantor;

(f) all Documents of such Grantor;

(g) all Contracts of such Grantor;

(h) all Goods of such Grantor;

(i) all Investment Property of such Grantor;

(j) all Deposit Accounts of such Grantor, including, without limitation, the balance from time to time in all bank accounts maintained by such Grantor;

(k) Commercial Tort Claims of such Grantor; specified on Schedule VII, as from time to time updated; and

(l) all other tangible and intangible personal property of such Grantor, including, without limitation, all Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Creditors, as follows:

4.1. Delivery and Other Perfection; Maintenance, etc.

(a) Delivery of Instruments, Documents, Etc. Each Grantor shall deliver and pledge to the Collateral Agent or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by undated stock powers executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Grantor in such form and substance as the Collateral Agent or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Grantor in the ordinary course of business, and the Collateral Agent or its Representative shall, promptly upon request of such Grantor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent or its Representative, against trust receipt or like document). If pursuant to the terms hereof any Grantor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel

Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of JPMorgan Chase Bank, N.A., as the Collateral Agent, for the benefit of itself and certain other Secured Creditors.”

(b) Other Documents and Actions. Each Grantor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Collateral Agent or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent or its Representative to exercise and enforce the rights of the Collateral Agent hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing, each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Books and Records. Each Grantor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Grantor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Collateral Agent or its Representative at any time on demand. Each Grantor shall permit any representative of the Collateral Agent to inspect such books and records, upon reasonable prior notice, during normal business hours and will provide photocopies thereof at such Grantor’s expense to the Collateral Agent, in each case upon the request of the Collateral Agent.

(d) Motor Vehicles. Each Grantor shall, promptly upon the request of the Collateral Agent or its Representative, cause the Collateral Agent to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

(e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of the Collateral Agent or its Representative, each Grantor shall promptly notify (and each Grantor hereby authorizes the Collateral Agent and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent, and (ii) the Collateral Agent and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral; provided, however, the actions taken relative to an account described in the first parenthetical of this Section 4.1(e)(i) shall be taken only with respect to such account. Following the giving of any notice under Section 4.1(e)(i) and while such Event of Default continues, each Grantor shall hold in trust for the Collateral Agent all amounts and proceeds received by it with respect to such accounts and promptly deliver to the Collateral Agent all such amounts and proceeds in the form so received.

(f) Intellectual Property. Each Grantor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively, constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by such Grantor which are registered with any Governmental Authority. If such Grantor shall (i) obtain registered rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Grantor shall give to the Collateral Agent prompt written notice thereof. Each Grantor hereby authorizes the Collateral Agent to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Each Grantor shall have the duty (but no Secured Creditor shall have any duty) (i) to prosecute diligently any patent, trademark, or service mark applications material to the business of such Grantor pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks material to the business of such Grantor, as appropriate, (iii) to preserve and maintain all rights in the Material IP Items and (iv) to ensure that the Material IP Items are and remain enforceable. Any expenses incurred in connection with any Grantor’s obligations under this Section 4.1(f) shall be borne by Grantors. No Grantor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark (in each case which is or would constitute a Material IP Item) without the written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

(g) Further Identification of Collateral. Each Grantor will, when and as often as requested by the Collateral Agent or its Representative, furnish to the Collateral Agent or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or its Representative may reasonably request, all in reasonable detail.

(h) Investment Property. Each Grantor will take any and all actions reasonably required or requested by the Collateral Agent, from time to time, to (i) cause the Collateral Agent to obtain exclusive control of any Investment Property owned by such Grantor in a manner reasonably acceptable to the Collateral Agent and (ii) obtain from any issuers of Investment Property written confirmation of the Collateral Agent’s Control over such Investment Property. For purposes of this Section 4.1(h), the Collateral Agent shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and such Grantor delivers such certificated securities to the Collateral Agent (with appropriate endorsements if such certificated securities are in registered form and (iii) in the case of any other Investment Property, the Collateral Agent has Control thereof for all applicable purposes of the Uniform Commercial Code.

(i) Compliance with Credit Documents. Each Grantor shall comply with the provisions of the Credit Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on dispositions, and providing the Collateral Agent and its representatives the right to inspections with respect to the Collateral.

(j) Commercial Tort Claims. Each Grantor shall within a reasonable time notify the Collateral Agent of any material Commercial Tort Claim (as defined in the Uniform Commercial Code) acquired by it and unless otherwise consented to by the Collateral Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Collateral Agent a Lien on and security interest in such Commercial Tort Claim.

4.2. Other Liens. Grantors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Liens expressly permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Collateral Agent in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

4.3. Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Collateral Agent and its Representative may, but shall not be required to, take any steps the Collateral Agent or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when a Grantor has failed to do so, and any applicable Grantor shall promptly pay, or reimburse the Collateral Agent for, all expenses incurred in connection therewith.

4.4. Name Change; Location; Bailees.

(a) Except as otherwise permitted by the Credit Agreement, no Grantor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or (ii) otherwise change its name, identity or corporate structure. Each Grantor will notify the Collateral

Agent promptly in writing prior to any change in the proposed use by such Grantor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(b) Except for the sale of Inventory in the ordinary course of business, the transfer of raw materials, work in process and Inventory in the ordinary course of business, and as expressly permitted in the Credit Agreement, each Grantor will keep the Collateral at the locations specified in Schedule I or such other locations as to which notice has been given to the Collateral Agent by such Grantor pursuant to this Section and with respect to which such Grantor has taken such action as the Collateral Agent shall have reasonably requested to protect and preserve its interests in the Collateral to be located at such location (including the securing of landlord waivers or similar documents for any location (other than retail locations and locations outside the United States) at which Collateral having an aggregate value in excess of $100,000 is or is expected to be located). Each Grantor will give the Collateral Agent thirty (30) days’ prior written notice of any change in such Grantor’s chief place of business or of any new location for any of the Collateral.

(c) If any Collateral having an aggregate value in excess of $100,000 is at any time in the possession or control of any warehouseman, bailee, consignee or processor, Grantors shall, upon the request of the Collateral Agent or its Representative, notify such warehouseman, bailee, consignee or processor (other than, with respect to Inventory located at retail locations or locations outside the United States) of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for the Collateral Agent’s account subject to the Collateral Agent’s instructions.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Collateral Agent without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) to the Uniform Commercial Code.

(e) No Grantor shall enter into any Contract that restricts or prohibits the grant to the Collateral Agent of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

4.5. Bank Accounts.

(a) At the Collateral Agent’s request, on the date hereof, or at any time hereafter, the Collateral Agent and each Grantor shall enter into a bank agency agreement (“Bank Agency Agreement”), in a form reasonably acceptable to the Collateral Agent, with each financial institution with which such Grantor maintains from time to time any deposit accounts (general or special), which financial institutions (as of the date hereof) are set forth on Schedule VI attached hereto. Pursuant to the Bank Agency Agreements and pursuant hereto, each Grantor grants and shall grant to the Collateral Agent a continuing Lien upon, and security interest in, all such existing or hereafter created accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Collateral Agent’s agent in connection therewith. Following the date hereof, no Grantor shall establish any deposit account with any financial institution unless such Grantor shall have given the Collateral Agent five Business Days’ prior written notice of its intent to open such account (or such other notice as may be acceptable to the Collateral Agent) and, if requested by the Collateral Agent, the Collateral Agent and such Grantor shall have entered into a Bank Agency Agreement with such financial institution.

(b) Upon the Collateral Agent’s request following an Event of Default and during the continuance thereof, each Grantor shall establish lock-box or blocked accounts (collectively, “Blocked Accounts”) in such Grantor’s name with such banks as are acceptable to the Collateral Agent (“Collecting Banks”), subject to instructions (irrevocable while such Event of Default continues) in a form specified by the Collateral Agent, to which the obligors of all Accounts shall be instructed by such Grantor to directly remit all payments on Accounts and in which such Grantor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, following the occurrence and during the continuation of an Event of Default, the Collateral Agent may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the “Depository Account”). All amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account without any further notice or action required by the Collateral Agent. Subject to the foregoing, each Grantor hereby agrees that all payments received by the Collateral Agent or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Collateral Agent or any Lender and whether in respect of the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Collateral Agent for the benefit of the Secured Creditors. Upon the occurrence and during the continuation of an Event of Default, each Grantor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with such Grantor shall, acting as trustee for the Collateral Agent, receive, as the sole and exclusive property of the Collateral Agent, any moneys, checks, notes, drafts or other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of such Grantor or any Affiliates, employees, agent or other Persons acting for or in concert with such Grantor, and immediately upon receipt thereof, such Grantor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

4.6. Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) Each Grantor shall, at the request of the Collateral Agent or its Representative, assemble the Collateral and make it available to the Collateral Agent or its Representative at a place or places designated by the Collateral Agent or its Representative which are reasonably convenient to the Collateral Agent or its Representative, as applicable, and such Grantor;

(b) the Collateral Agent or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC(whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right);

(d) the Collateral Agent or its Representative in their discretion may, in the name of the Collateral Agent or in the name of any Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e) the Collateral Agent, or its Representative, may take immediate possession and occupancy of any premises owned, used or leased by any Grantor and exercise all other rights and remedies of an assignee which may be available to the Collateral Agent; and

(f) the Collateral Agent may, upon ten (10) Business Days’ prior written notice to the Grantors of the time and place (which notice each Grantor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without any Secured Creditor thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Grantors, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.7 hereof. If such proceeds are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Grantors shall remain liable for any deficiency.

4.7. Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Collateral Agent under this Agreement, shall be applied in the manner set forth in Section 9.16 of the Credit Agreement.

4.8. Attorney in Fact. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the discretion of the Collateral Agent, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuation of any Event of Default:

(a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(b) to pay or discharge charges or Liens levied or placed on or threatened against the Collateral (other than the Liens expressly permitted pursuant to the Credit Agreement), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(f) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;

(g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

(h) to the extent that such Grantor’s authorization given in Section 4.1(b) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, with or without such Grantor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate, and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require the such Grantor’s signature; and

(i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and at such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Each Grantor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof and in accordance herewith. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until this Agreement is terminated pursuant to Section 4.10 hereof, but is only effective and exercisable as set forth herein.

Each Grantor also authorizes the Collateral Agent, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.9. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Grantor shall:

(a) furnish to the Collateral Agent such financing statements, assignments for security and other documents in such offices as may be necessary or as the Collateral Agent or the Representative may request to perfect the security interests granted by Section 3 of this Agreement;

(b) at the Collateral Agent’s request, deliver to the Collateral Agent or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

(c) at the Collateral Agent’s request, deliver to the Collateral Agent or its Representative the originals of all Motor Vehicle titles, duly endorsed indicating the Collateral Agent’s interest therein as lienholder.

4.10. Termination. This Agreement and the Liens granted hereunder shall terminate upon the termination of the Credit Agreement, the full and complete performance and indefeasible satisfaction of all the Secured Obligations (other than contingent indemnification obligations) and the termination of all commitments which could give rise to Secured Obligations, whereupon the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the Grantors. The Collateral Agent, at the Grantors’ expense, shall also execute and deliver to the Grantors upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by the Grantors to effect the termination and release of the Liens in favor of the Collateral Agent created hereby.

4.11. Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent or its Representative, and at the sole expense of Grantors, Grantors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Collateral Agent or its Representative may reasonably require in order for the Collateral Agent to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Collateral Agent, including, without limitation, using the Grantors’ best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Collateral held by any Grantor or in which any Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Collateral Agent’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Collateral Agent as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Each Grantor also hereby authorizes the Collateral Agent and its Representative to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law.

4.12. Limitation on Duty of the Collateral Agent. The powers conferred on the Collateral Agent under this Agreement are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Collateral Agent nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Grantors for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Collateral Agent and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither any Secured Creditor nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to protect, preserve or exercise rights against any Person with respect to any Collateral and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering same to the applicable Grantor.

Also without limiting the generality of the foregoing, neither any Secured Creditor nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Collateral Agent of a security interest therein or assignment thereof or the receipt by any Secured Creditor or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall any Secured Creditor or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Nothing in this Agreement shall be construed to subject the Collateral Agent or any Secured Creditor to liability as an owner of any Collateral, nor shall the Collateral Agent or any Secured Creditor be deemed to have assumed any obligations under any agreement or instrument included as Collateral, unless and until in each case the Collateral Agent enforces its rights hereunder after an Event of Default in such a manner as to actually take ownership of such Collateral pursuant to a foreclosure or similar action.

Section 5. Miscellaneous.

5.1. No Waiver. No failure on the part of the Collateral Agent or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2. Notices. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement, and if given (i) to the Collateral Agent, shall be given to it at 10 South Dearborn Street, Floor 7, Chicago, Illinois 60603-2003 or as otherwise specified by the

Collateral Agent in writing, (ii) to a Grantor other than the Borrower, shall be given to it c/o the Borrower at the Borrower’s address specified in the Credit Agreement and (iii) to the Borrower, shall be given to it at its address specified in the Credit Agreement.

5.3. Amendments, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor and the Collateral Agent with (other than in the case of amendments hereof solely for the purpose of adding Collateral as contemplated hereby) the concurrence or at the direction of the Required Secured Creditors. Any such amendment or waiver shall be binding upon the Collateral Agent and each Grantor and their respective successors and assigns.

5.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Secured Creditors and the respective successors and assigns of each of the foregoing, provided, that no Grantor shall assign or transfer its rights hereunder without the prior written consent of the Collateral Agent.

5.5. Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Collateral Agent, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.6. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.7. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Grantors and the Collateral Agent with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between any Grantor and the Collateral Agent relating to the subject matter hereof. This Agreement supplements the other Credit Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Collateral Agent or the other Secured Creditors in any other Credit Document. In the event of any conflict between this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall govern. In the event of any inconsistencies between the provisions of this Agreement and the provisions of the Pledge Agreement relating to Pledged Collateral, the provisions of the Pledge Agreement relating to the Pledged Collateral shall govern.

5.8. Choice of Law, Submission to Jurisdiction, etc.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Creditor may otherwise have to bring any action or proceeding relating to this Agreement against such Grantor or its properties in the courts of any jurisdiction.

(c) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in this Section 5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

5.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

GRANTORS:

VERA BRADLEY DESIGNS, INC.

By: /s/ Patricia R. Miller

Title:	President

VERA BRADLEY RETAIL STORES, LLC

By: /s/ Patricia R. Miller

Title:	President

VERA BRADLEY INTERNATIONAL, LLC

By: /s/ Patricia R. Miller

Title:	President

COLLATERAL AGENT:

JPMORGAN CHASE BANK, N.A., as Collateral Agent for the benefit of the Secured Creditors

By: /s/ William J. Schafter

Title:	Vice President

[Signature Page to Security Agreement]

EXHIBIT A

Form of Joinder to Security Agreement

The undersigned,                     , a                                  , as of the      day of         , 20    , hereby joins in the execution of that certain Security Agreement dated as of November 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”) among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and each other Person that becomes a Grantor thereunder after the date and pursuant to the terms thereof, to and in favor of JPMorgan Chase Bank, N.A., as Collateral Agent. Capitalized terms used but not defined herein have the meanings given them in the Security Agreement. By executing this Joinder, the undersigned hereby agrees that it is a Grantor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.

The undersigned represents and warrants to the Collateral Agent and the other Secured Creditors that:

(a) all of the Equipment, Inventory and Goods owned by such Grantor is located at the places as specified on Schedule I attached hereto;

(b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

(c) the chief place of business, chief executive office and the office where such Grantor keeps its books and records are located at the place specified on Schedule I;

(d) such Grantor (including any Person acquired by such Grantor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II; and

(e) all Copyrights, Patents and Trademarks owned by the undersigned are listed in Schedules III, IV and V, respectively.

(f) all depository and other accounts maintained by such Grantor are described on Schedule VI; and

(g)	all Commercial Tort Claims of such Grantor are listed in Schedule VII.

                                , a

By:

Name:

Title:

FEIN:

Joinder to Security Agreement

The undersigned, Vera Bradley, Inc., an Indiana corporation, as of the 4th day of October, 2010, hereby joins in the execution of that certain Security Agreement dated as of November 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”) among Vera Bradley Designs, Inc., Vera Bradley Retail Stores, LLC, Vera Bradley International, LLC and each other Person that becomes a Grantor thereunder after the date and pursuant to the terms thereof, to and in favor of JPMorgan Chase Bank, N.A., as Collateral Agent. Capitalized terms used but not defined herein have the meanings given them in the Security Agreement. By executing this Joinder, the undersigned hereby agrees that it is a Grantor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement (giving effect to the provisions of Section 4(b) and (c) of the Reaffirmation of Guaranty and Security Documents dated as of the date hereof, to which provisions the undersigned hereby agrees).

The undersigned represents and warrants to the Collateral Agent and the other Secured Creditors that:

(a) all of the Equipment, Inventory and Goods owned by such Grantor is located at the places as specified on Schedule I attached hereto;

(b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

(c) the chief place of business, chief executive office and the office where such Grantor keeps its books and records are located at the place specified on Schedule I;

(d) such Grantor (including any Person acquired by such Grantor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II; and

(e) all Copyrights, Patents and Trademarks owned by the undersigned are listed in Schedules III, IV and V, respectively.

(f) all depository and other accounts maintained by such Grantor are described on Schedule VI; and

(g) all Commercial Tort Claims of such Grantor are listed in Schedule VII.

VERA BRADLEY, INC., an Indiana corporation

By: /s/ Michael C. Ray

Name: Michael C. Ray

Title: Chief Executive Officer

FEIN:

SCHEDULE I

TO

SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory,

Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen,

Agents and Processors; Grantors’ Legal Names; State of Incorporation; Organizational

Identification Number; Chief Executive Office.

I.	GRANTOR: Vera Bradley Designs, Inc.

1	Legal Name of Grantor:	Vera Bradley Designs, Inc.

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	198211-469

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

II.	GRANTOR: Vera Bradley Retail Stores, LLC

1	Legal Name of Grantor:	Vera Bradley Retail Stores, LLC

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	2006073100287

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

III.	GRANTOR: Vera Bradley International, LLC

1	Legal Name of Grantor:	Vera Bradley International, LLC

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	2006073100288

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

Exhibit A to Schedule I

Equipment, inventory and goods of one or more Grantor may be located at the following locations owned or controlled by Grantors:

11222 Stonebridge Road,

Roanoke, Indiana

2208 Production Road

Fort Wayne, Indiana 46808

5620 Industrial Road,

Fort Wayne, IN

Showrooms 1101A, 1101B, 1103A and 1103B

AmericasMart

240 Peachtree Street, NW

Atlanta, GA

2050 Stemmons Freeway Space 13408

Dallas, TX

750 5th Avenue, 16th Floor

New York, NY

2808 Adams Center Road Fort

Wayne, Indiana

id3

2375 Button Gwinnet Drive

Atlanta, GA

Retail Stores

Alabama

Vera Bradley at The Summit

214 Summit Boulevard, #A13

Birmingham, AL 35243

California

Vera Bradley at The Americana at Brand

775 Americana Way

Glendale, CA 91210

Vera Bradley at The Fountains

1182 Roseville Parkway, Suite 160, #B-5

Roseville, CA 95678

Vera Bradley at Santana Row

356 Santana Row, Suite 1020

Space 6020, Bldg. #6

San Jose, CA 95128

Vera Bradley at San Francisco Centre

845 Market Street, #355, Bldg. #2

San Francisco, CA 94103

Colorado

Vera Bradley at Park Meadows

8405 Park Meadows Center Drive, Suite 1138

Lone Tree, CO 80124

Connecticut

West Farms Retail Store

500 Westfarms Mall, Space B227

Farmington, CT 06032

Delaware

Christiana Retail Store

510 Christiana Mall, Space 1050

Newark, DE 19702

Florida

Vera Bradley at The Falls

8888 S.W. 136th Street, Suite 433A

Miami, FL 33176

The Gardens Mall Retail Store

3101 PGA Boulevard, Suite 135

Palm Beach Gardens, FL 33410

Georgia

Vera Bradley at Phipps Plaza

3500 Peachtree Road NE

Atlanta, GA 30326

Hawaii

Vera Bradley at Ala Moana Center

1450 Ala Moana Boulevard, #30

Honolulu, HI 96814

Illinois

Vera Bradley at Deer Park Town Center

20530 N. Rand Road, Space #328

Deer Park, IL 60010

Vera Bradley at Oakbrook Center

417 Oakbrook Center

Oak Brook, IL 60523

Chicago Premium Outlets Retail Store

1650 Premium Outlets Boulevard

Aurora, IL 60502

Indiana

Vera Bradley at Jefferson Pointe

4110 W. Jefferson Boulevard, #35

Fort Wayne, IN 46804

Kansas

Vera Bradley at Town Center Plaza

West 119th Street & Roe Avenue, #220

Leawood, KS 66209

Massachusetts

Vera Bradley at The Natick Collection

1245 Worcester Street, #3010

Natick, MA 01760

South Shore Plaza Retail Store

250 Granite Street, Space 1340

Braintree, MA 02184

Burlington Mall Retail Store

77 Middlesex Turnpike, Space 1031

Burlington, MA 01803

Wrentham Village Premium Outlets Retail Store

One Premium Outlets Boulevard, Space 0296

Wrentham, MA 02093

Maryland

The Mall in Columbia Retail Store

10300 Little Patuxent Parkway, Suite 2980

Columbia, MD 21044

Michigan

Vera Bradley at Somerset Collection North

2800 W. Big Beaver Road, S Q-115

Troy, MI 48084

New Jersey

Vera Bradley at Bridgewater Commons

400 Commons Way, #1330

Bridgewater, NJ 08807

Vera Bradley at The Shops at Riverside

One Riverside Square, Suite 139

Hackensack, NJ 07601

New York

Roosevelt Field Retail Store

630 Old Country Road, Space 2031

Garden City, NY 11530

North Carolina

SouthPark Retail Store

4400 Sharon Road, Space G-09

Charlotte, NC 28211

Ohio

Vera Bradley At Kenwood Towne Centre Mall

7875 Montgomery Road, Suite 60

Cincinnati, OH 45236

Rhode Island

Providence Place Retail Store

55 Providence Place

Providence, RI 02903

Tennessee

Vera Bradley at The Shops of Saddle Creek

7615 West Farmington Boulevard, #30

Germantown, TN 38138

Texas

Vera Bradley at Walters Creek

858 Market Street

Allen, TX 75013

Vera Bradley at The Shops at LaCantera

15900 La Cantera Parkway, Suite 26100

San Antonio, TX 78256

Vera Bradley at Southlake Town Square

1433 Main Street

Southlake, TX 76092

NorthPark Retail Store

8687 N. Central Expressway, Space 778

Dallas, TX 75225

San Marcos Outlet Retail Store

3939 IH-35 South, Suite 900

San Marcos, TX 78666

Virginia

Vera Bradley at Tysons Corner Center

1961 Chain Bridge Road, Space G2BU

McLean, VA 22102

Leesburg Outlet Retail Store

241 Fort Evans Road NE, Space 0613

Leesburg, VA 20176

Washington

Vera Bradley at Bellevue Square Mall

10500 NE 8th Street, #2030

Bellevue, WA 98004

Wisconsin

Bayshore Retail Store

5800 N Bayshore Drive, #114

Glendale, WI 53217

Site Specific Storage Units

Americana Storage Unit

775 Americana Way, Bldg. D

Glendale, CA 91210

San Francisco Centre Storage Unit

845 Market Street, #S402

San Francisco, CA 94103

Ala Moana Storage Unit

1450 Ala Moana Boulevard, Space I-312, Building B

Honolulu, HI 96814

Aurora Outlet Storage Unit

1650 Premium Outlets Boulevard, Storage 4

Aurora, IL 60502

Deer Park Storage Unit

20530 N. Rand Road

Deer Park, IL 60010

Oakbrook Storage Unit

100 Oakbrook Center, Space W005

Oak Brook, IL 60523

Leawood Storage Unit

5000 W 119th Street

Leawood, KS 66209

Columbia storage Unit

10300 Little Patuxent Parkway, Suite 5734

Columbia, MD 21044

Burlington Storage Unit

77 Middlesex Turnpike

Burlington, MA 01803

Natick Storage Unit

1245 Worcester Street, Space S11

Natick, MA 01760

Wrentham Outlet Storage Unit

One Premium Outlets Boulevard

Wrentham, MA 02093

Somerset Storage Unit

2800 W. Big Beaver, Space S231

Troy, MI 48084

Riverside Storage Unit

One Riverside Square

Hackensack, NJ 07601

Roosevelt Field Storage Unit

630 Old Country Road, Space D2

Garden City, NY 11530

Watters Creek Storage Unit

858 Market Street

Allen, TX 75013

La Cantera Storage Unit

15900 LaCantera Parkway, Space W600

San Antonio, TX 78256

Bellevue Storage Unit

10500 NE 8th Street, Space S-4

Bellevue, WA 98009

Bayshore Storage Unit

5800 N Bayshore Drive

Glendale, WI 53217

Goods of one or more Grantor may be in the possession of the following consignees, bailees,

warehousemen, agents and/or processors:

Fabri-Quilt, Inc.,

901 East 14th Avenue,

North Kansas City, Missouri

Impulse Packaging, Inc.

55 Pawtucket Avenue

Providence, Rhode Island

Kasbar National Ind,

801 North James Campbell Boulevard

Columbia, Tennessee 38401

CWC

3402 Meyer Road,

Fort Wayne, Indiana

SCHEDULE II

TO

SECURITY AGREEMENT

Tradenames and Fictitious Names

(Present and Past Five Years)

1    Vera Bradley Designs, Inc.:            Vera Bradley

SCHEDULE III

TO

SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright

Applications; Foreign Copyright Applications; Copyright Licenses

[See Attached]

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 1 through 100 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 1 ]	Vera Bradley Designs	Cabana allover: no. 2597.	VAu000726388	2005
☐ [ 2 ]	Vera Bradley Designs	Cabana wide trim no. 2610.	VAu000722082	2005
☐ [ 3 ]	Vera Bradley Designs	Citrus allover: no. C6400.	VAu000726481	2005
☐ [ 4 ]	Vera Bradley Designs	Citrus backing: no. C6401C.	VAu000726480	2005
☐ [ 5 ]	Vera Bradley Designs	Citrus medium trim: no. C601.	VAu000726479	2005
☐ [ 6 ]	Vera Bradley Designs	Citrus narrow trim: no. C602.	VAu000726478	2005
☐ [ 7 ]	Vera Bradley Designs	Citrus wide trim: no. C600.	VAu000726477	2005
☐ [ 8 ]	Vera Bradley Designs	Hope toile allover: no. 8440A.	VAu000726482	2005
☐ [ 9 ]	Vera Bradley Designs	Hope toile narrow trim: no. 468A.	VAu000726475	2005
☐ [ 10 ]	Vera Bradley Designs	Hope toile wide trim no. 466A.	VAu000722083	2005
☐ [ 11 ]	Vera Bradley Designs	Java blue allover: no. WC2542.	VAu000726483	2005
☐ [ 12 ]	Vera Bradley Designs	Java blue backing: no. WC2546.	VAu000726484	2005
☐ [ 13 ]	Vera Bradley Designs	Java blue narrow trim: no. C2547.	VAu000726476	2005
☐ [ 14 ]	Vera Bradley Designs	Java blue wide trim no. C2549.	VAu000722081	2005
☐ [ 15 ]	Vera Bradley Designs	Make Me Blush Narrow Trim P325.	VAu001009334	2009
☐ [ 16 ]	Vera Bradley Designs	Night & Day Medium Trim 113-052.	VAu001009320	2009
☐ [ 17 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000753224	2005
☐ [ 18 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000726387	2005
☐ [ 19 ]	Vera Bradley Designs	Pretty & pink medium trim: no. CX2600.	VAu000726474	2005
☐ [ 20 ]	Vera Bradley Designs	Pretty & pink narrow trim: no. CX2601.	VAu000726473	2005
☐ [ 21 ]	Vera Bradley Designs	Simply Violet Medium Trim 113-051.	VAu001009392	2009
☐ [ 22 ]	Vera Bradley Designs, Inc.	Alpine black Fabric Traditions allover, fall 2005: no. 8436-Z.	VAu000647688	2005
☐ [ 23 ]	Vera Bradley Designs, Inc.	Alpine black medium trim: no. 458-Z.	VAu000655316	2005
☐ [ 24 ]	Vera Bradley Designs, Inc.	Alpine black narrow trim: no. 459-Z.	VAu000655315	2005
☐ [ 25 ]	Vera Bradley Designs, Inc.	Alpine black wide trim: no. 457-Z.	VAu000655314	2005
☐ [ 26 ]	Vera Bradley Designs, Inc.	Americana, medium trim: no. 417-R.	VAu000601397	2003
☐ [ 27 ]	Vera Bradley Designs, Inc.	Americana, narrow trim: no. 413-R.	VAu000601396	2003
☐ [ 28 ]	Vera Bradley Designs, Inc.	Americana, wide trim: no. 412-R.	VAu000601398	2003
☐ [ 29 ]	Vera Bradley Designs, Inc.	Anastasia, backing.	VAu000567046	2002
☐ [ 30 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567044	2002
☐ [ 31 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567045	2002
☐ [ 32 ]	Vera Bradley Designs, Inc.	Anastasia, overall.	VAu000567040	2002
☐ [ 33 ]	Vera Bradley Designs, Inc.	Apple green medium trim: no. 417-G.	VAu000621393	2003
☐ [ 34 ]	Vera Bradley Designs, Inc.	Apple green narrow trim: no. 413-G.	VAu000621394	2003

☐ [ 35 ]	Vera Bradley Designs, Inc.	Apple green overall: no. 8410-G.	VAu000621384	2003
☐ [ 36 ]	Vera Bradley Designs, Inc.	Apple green wide trim: no. 412-G.	VAu000621392	2003
☐ [ 37 ]	Vera Bradley Designs, Inc.	Bali Blue Allover.	VAu000971847	2008
☐ [ 38 ]	Vera Bradley Designs, Inc.	Bali Blue Backing.	VAu000971870	2008
☐ [ 39 ]	Vera Bradley Designs, Inc.	Bali Blue Medium Trim 655B.	VAu000971661	2008
☐ [ 40 ]	Vera Bradley Designs, Inc.	Bali Blue Narrow Trim 656B.	VAu000971663	2008
☐ [ 41 ]	Vera Bradley Designs, Inc.	Bali Blue Wide Trim 654B.	VAu000971700	2008
☐ [ 42 ]	Vera Bradley Designs, Inc.	Bali Gold Allover.	VAu000971867	2008
☐ [ 43 ]	Vera Bradley Designs, Inc.	Bali Gold Backing.	VAu000971846	2008
☐ [ 44 ]	Vera Bradley Designs, Inc.	Bali Gold Medium Trim 652Y.	VAu000971657	2008
☐ [ 45 ]	Vera Bradley Designs, Inc.	Bali Gold Narrow Trim 653Y.	VAu000971672	2008
☐ [ 46 ]	Vera Bradley Designs, Inc.	Bali Gold Wide Trim 651Y.	VAu000971841	2008
☐ [ 47 ]	Vera Bradley Designs, Inc.	Bandana backing: no. WD439.	VAu000595687	2003
☐ [ 48 ]	Vera Bradley Designs, Inc.	Bandana narrow trim: no. WD438.	VAu000595685	2003
☐ [ 49 ]	Vera Bradley Designs, Inc.	Bandana overall: no. WD436.	VAu000595688	2003
☐ [ 50 ]	Vera Bradley Designs, Inc.	Bandana wide trim: no. WD437.	VAu000595686	2003
☐ [ 51 ]	Vera Bradley Designs, Inc.	Barcelona Allover 111-061.	VAu001013292	2010
☐ [ 52 ]	Vera Bradley Designs, Inc.	Baroque Allover WC4333.	VAu001028411	2010
☐ [ 53 ]	Vera Bradley Designs, Inc.	Baroque Backing WC4334.	VAu001028948	2010
☐ [ 54 ]	Vera Bradley Designs, Inc.	Baroque Narrow Trim CX4337.	VAu001028653	2010
☐ [ 55 ]	Vera Bradley Designs, Inc.	Baroque Wide Trim CX4335.	VAu001028770	2010
☐ [ 56 ]	Vera Bradley Designs, Inc.	Bees, backing: no. 8414-B.	VAu000601390	2003
☐ [ 57 ]	Vera Bradley Designs, Inc.	Bees, medium trim: no. 416-B.	VAu000601389	2003
☐ [ 58 ]	Vera Bradley Designs, Inc.	Bees, narrow trim: no. 415-B	VAu000601387	2003
☐ [ 59 ]	Vera Bradley Designs, Inc.	Bees, overall: no. 8411-B.	VAu000601391	2003
☐ [ 60 ]	Vera Bradley Designs, Inc.	Bees, wide trim: no. 414-B.	VAu000601388	2003
☐ [ 61 ]	Vera Bradley Designs, Inc.	Bermuda blue backing.	VAu000627850	2004
☐ [ 62 ]	Vera Bradley Designs, Inc.	Bermuda blue medium trim.	VAu000627849	2004
☐ [ 63 ]	Vera Bradley Designs, Inc.	Bermuda blue narrow trim.	VAu000627854	2004
☐ [ 64 ]	Vera Bradley Designs, Inc.	Bermuda blue overall.	VAu000627852	2004
☐ [ 65 ]	Vera Bradley Designs, Inc.	Bermuda blue wide trim.	VAu000627851	2004
☐ [ 66 ]	Vera Bradley Designs, Inc.	Bermuda pink backing : [no. 8430-A]	VAu000627936	2004
☐ [ 67 ]	Vera Bradley Designs, Inc.	Bermuda pink medium trim.	VAu000627855	2004
☐ [ 68 ]	Vera Bradley Designs, Inc.	Bermuda pink narrow trim.	VAu000627853	2004
☐ [ 69 ]	Vera Bradley Designs, Inc.	Bermuda pink overall.	VAu000627821	2004
☐ [ 70 ]	Vera Bradley Designs, Inc.	Bermuda pink wide trim.	VAu000627857	2004
☐ [ 71 ]	Vera Bradley Designs, Inc.	Blue Lagoon Allover 6451/B.	VAu001036564	2010
☐ [ 72 ]	Vera Bradley Designs, Inc.	Blue Lagoon Backing 6452/B.	VAu001037463	2010
☐ [ 73 ]	Vera Bradley Designs, Inc.	Blue Lagoon Narrow Trim 677/B.	VAu001037447	2010
☐ [ 74 ]	Vera Bradley Designs, Inc.	Blue Lagoon Wide Trim 675/B.	VAu001037452	2010
☐ [ 75 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Allover 6441B.	VAu000978024	2009
☐ [ 76 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Backing 6442B.	VAu000978051	2009
☐ [ 77 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Medium Trim 661B.	VAu000978053	2009
☐ [ 78 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Narrow Trim 662B.	VAu000978063	2009
☐ [ 79 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Wide Trim 660B.	VAu000978054	2009
☐ [ 80 ]	Vera Bradley Designs, Inc.	Botanica allover no. botanica/jewel/flat.	VAu000712487	2006
☐ [ 81 ]	Vera Bradley Designs, Inc.	Botanica wide trim: no. botanica/jewel/wide.	VAu000716556	2006
☐ [ 82 ]	Vera Bradley Designs, Inc.	Botanical allover no. botanical/jewel/flat / by Sharon Kessler Designs, LLC.	VAu000728337	2006
☐ [ 83 ]	Vera Bradley Designs, Inc.	Boysenberry Allover.	VAu001036555	2010
☐ [ 84 ]	Vera Bradley Designs, Inc.	Boysenberry Backing DC90212WW.	VAu001036776	2010

☐ [ 85 ]	Vera Bradley Designs, Inc.	Boysenberry Narrow Trim DC90019.	VAu001037451	2010
☐ [ 86 ]	Vera Bradley Designs, Inc.	Boysenberry Wide Trim DC90019.	VAu001037434	2010
☐ [ 87 ]	Vera Bradley Designs, Inc.	Buttercup Allover 6449/BR.	VAu001033068	2010
☐ [ 88 ]	Vera Bradley Designs, Inc.	Buttercup Narrow Trim 674/BR.	VAu001028961	2010
☐ [ 89 ]	Vera Bradley Designs, Inc.	Buttercup Wide Trim 672/BR.	VAu001028962	2010
☐ [ 90 ]	Vera Bradley Designs, Inc.	Cafe Latte Allover WC3630.	VAu000961493	2008
☐ [ 91 ]	Vera Bradley Designs, Inc.	Cafe Latte Backing WC3634	VAu000961494	2008
☐ [ 92 ]	Vera Bradley Designs, Inc.	Cafe Latte Medium Trim CX3632.	VAu000961496	2008
☐ [ 93 ]	Vera Bradley Designs, Inc.	Cafe Latte Narrow Trim CX3631.	VAu000961495	2008
☐ [ 94 ]	Vera Bradley Designs, Inc.	Cafe Latte Wide Trim CX3633.	VAu000961497	2008
☐ [ 95 ]	Vera Bradley Designs, Inc.	Call Me Coral Allover 6445/P.	VAu001010418	2009
☐ [ 96 ]	Vera Bradley Designs, Inc.	Call Me Coral Backing 6446/P.	VAu001009026	2009
☐ [ 97 ]	Vera Bradley Designs, Inc.	Call Me Coral Medium Trim 667/P.	VAu001009357	2009
☐ [ 98 ]	Vera Bradley Designs, Inc.	Call Me Coral Narrow Trim 668/P.	VAu001009328	2009
☐ [ 99 ]	Vera Bradley Designs, Inc.	Call Me Coral Wide Trim.	VAu001009289	2009
☐ [ 100 ]	Vera Bradley Designs, Inc.	Calypso Allover.	VAu000971842	2008

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate |  Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

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Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 101 through 200 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 101 ]	Vera Bradley Designs, Inc.	Calypso Backing.	VAu000971852	2008
☐ [ 102 ]	Vera Bradley Designs, Inc.	Calypso Medium Trim #814.	VAu000971664	2008
☐ [ 103 ]	Vera Bradley Designs, Inc.	Calypso Narrow Trim #813.	VAu000971673	2008
☐ [ 104 ]	Vera Bradley Designs, Inc.	Calypso Wide Trim #815.	VAu000971669	2008
☐ [ 105 ]	Vera Bradley Designs, Inc.	Cambridge allover.	VAu000731296	2007
☐ [ 106 ]	Vera Bradley Designs, Inc.	Cambridge backing.	VAu000731295	2007
☐ [ 107 ]	Vera Bradley Designs, Inc.	Cambridge wide trim: no. CX2934.	VAu000731300	2007
☐ [ 108 ]	Vera Bradley Designs, Inc.	Capri blue allover: no. 6411B.	VAu000712492	2006
☐ [ 109 ]	Vera Bradley Designs, Inc.	Capri blue backing: no. 6412B.	VAu000712493	2006
☐ [ 110 ]	Vera Bradley Designs, Inc.	Capri blue narrow trim: no. 617B.	VAu000716553	2006
☐ [ 111 ]	Vera Bradley Designs, Inc.	Capri blue wide trim: no. 615B.	VAu000716552	2006
☐ [ 112 ]	Vera Bradley Designs, Inc.	Capri melon allover: no. 6411R.	VAu000712495	2006
☐ [ 113 ]	Vera Bradley Designs, Inc.	Capri melon backing: no. 6412R.	VAu000712494	2006
☐ [ 114 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 615R.	VAu000716550	2006
☐ [ 115 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 617R.	VAu000716551	2006
☐ [ 116 ]	Vera Bradley Designs, Inc.	Carnaby Allover WC4016.	VAu000978436	2009
☐ [ 117 ]	Vera Bradley Designs, Inc.	Carnaby Backing WC4017.	VAu000978435	2009
☐ [ 118 ]	Vera Bradley Designs, Inc.	Carnaby Medium Trim CX-4019.	VAu000978478	2009
☐ [ 119 ]	Vera Bradley Designs, Inc.	Carnaby Narrow Trim CX-4018.	VAu000978489	2009
☐ [ 120 ]	Vera Bradley Designs, Inc.	Carnaby Wide Trim CX-4020.	VAu000978476	2009
☐ [ 121 ]	Vera Bradley Designs, Inc.	Chelsea narrow trim: [no. 443-Z]	VAu000627935	2004
☐ [ 122 ]	Vera Bradley Designs, Inc.	Chelsea overall: [no.8427-Z]	VAu000627938	2004
☐ [ 123 ]	Vera Bradley Designs, Inc.	Chelsea wide trim: [no. 442-Z].	VAu000627937	2004
☐ [ 124 ]	Vera Bradley Designs, Inc.	Chocolate medium trim: no. 9030.	VAu000565738	2002
☐ [ 125 ]	Vera Bradley Designs, Inc.	Chocolate narrow trim: no. 8030	VAu000565739	2002
☐ [ 126 ]	Vera Bradley Designs, Inc.	Chocolate overall: no. 8050.	VAu000565741	2002
☐ [ 127 ]	Vera Bradley Designs, Inc.	Chocolate wide trim: no. 8060.	VAu000565740	2002
☐ [ 128 ]	Vera Bradley Designs, Inc.	Citrus floral medium trim: no. 393392.	VAu000627186	2004
☐ [ 129 ]	Vera Bradley Designs, Inc.	Citrus floral narrow trim: no. 393391.	VAu000627187	2004
☐ [ 130 ]	Vera Bradley Designs, Inc.	Citrus floral overall: no. 393390.	VAu000627188	2004
☐ [ 131 ]	Vera Bradley Designs, Inc.	Classic black medium trim, fall ‘06.	VAu000694520	2006
☐ [ 132 ]	Vera Bradley Designs, Inc.	Classic black narrow trim: no. 605K-R.	VAu000694518	2006
☐ [ 133 ]	Vera Bradley Designs, Inc.	Classic black wide trim, fall ‘06.	VAu000694519	2006
☐ [ 134 ]	Vera Bradley Designs, Inc.	Cupcakes Green Allover.	VAu000971856	2008

☐ [ 135 ]	Vera Bradley Designs, Inc.	Cupcakes Green Backing.	VAu000971843	2008
☐ [ 136 ]	Vera Bradley Designs, Inc.	Cupcakes Green Medium Trim 646G.	VAu000971658	2008
☐ [ 137 ]	Vera Bradley Designs, Inc.	Cupcakes Green Narrow Trim 647G.	VAu000971654	2008
☐ [ 138 ]	Vera Bradley Designs, Inc.	Cupcakes Green Wide Trim 645G.	VAu000971840	2008
☐ [ 139 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Allover.	VAu000971853	2008
☐ [ 140 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Backing.	VAu000971849	2008
☐ [ 141 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Medium Trim 649P.	VAu000971688	2008
☐ [ 142 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Narrow Trim 650P.	VAu000971690	2008
☐ [ 143 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Wide Trim 648P.	VAu000971695	2008
☐ [ 144 ]	Vera Bradley Designs, Inc.	Daisy daisy allover 6421G.	VAu000749637	2007
☐ [ 145 ]	Vera Bradley Designs, Inc.	Daisy daisy backing 6422G.	VAu000749636	2007
☐ [ 146 ]	Vera Bradley Designs, Inc.	Daisy daisy narrow trim 632G.	VAu000749635	2007
☐ [ 147 ]	Vera Bradley Designs, Inc.	Daisy daisy wide trim 630G.	VAu000749634	2007
☐ [ 148 ]	Vera Bradley Designs, Inc.	Emily medium trim: no. 177.	VAu000624846	2003
☐ [ 149 ]	Vera Bradley Designs, Inc.	Emily narrow trim: no. 178.	VAu000624845	2003
☐ [ 150 ]	Vera Bradley Designs, Inc.	Emily overall: no. 175.	VAu000624849	2003
☐ [ 151 ]	Vera Bradley Designs, Inc.	Emily wide trim: no. 176.	VAu000624847	2003
☐ [ 152 ]	Vera Bradley Designs, Inc.	English Garden Allover.	VAu000971850	2008
☐ [ 153 ]	Vera Bradley Designs, Inc.	English Garden Backing.	VAu000971844	2008
☐ [ 154 ]	Vera Bradley Designs, Inc.	English Garden Medium Trim.	VAu000971676	2008
☐ [ 155 ]	Vera Bradley Designs, Inc.	English Garden Narrow Trim.	VAu000971667	2008
☐ [ 156 ]	Vera Bradley Designs, Inc.	English Garden Wide Trim.	VAu000971656	2008
☐ [ 157 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685430	2006
☐ [ 158 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685431	2006
☐ [ 159 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685428	2006
☐ [ 160 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685429	2006
☐ [ 161 ]	Vera Bradley Designs, Inc.	Fall ‘06, windsor navy.	VAu000685427	2006
☐ [ 162 ]	Vera Bradley Designs, Inc.	Floral backing: no. WC1114.	VAu000595689	2003
☐ [ 163 ]	Vera Bradley Designs, Inc.	Floral narrow trim: no. C1113.	VAu000595684	2003
☐ [ 164 ]	Vera Bradley Designs, Inc.	Floral overall: no. WC1111.	VAu000595691	2003
☐ [ 165 ]	Vera Bradley Designs, Inc.	Floral wide trim: no. C1112.	VAu000595690	2003
☐ [ 166 ]	Vera Bradley Designs, Inc.	Folkloric Allover WC4561-MULT-R.	VAu001036565	2010
☐ [ 167 ]	Vera Bradley Designs, Inc.	Folkloric Backing WC4562-MULT-R.	VAu001036780	2010
☐ [ 168 ]	Vera Bradley Designs, Inc.	Folkloric Narrow Trim CX4565-MULT-R.	VAu001037533	2010
☐ [ 169 ]	Vera Bradley Designs, Inc.	Folkloric Wide Trim CX4563-MULT-R.	VAu001037437	2010
☐ [ 170 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Allover 6429R.	VAu000961502	2008
☐ [ 171 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Backing 6430R.	VAu000961501	2008
☐ [ 172 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Medium Trim 643R.	VAu000961499	2008
☐ [ 173 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Narrow Trim 644R.	VAu000961498	2008
☐ [ 174 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Wide Trim 642R.	VAu000961500	2008
☐ [ 175 ]	Vera Bradley Designs, Inc.	Groovy Paisley.	VAu000978148	2009
☐ [ 176 ]	Vera Bradley Designs, Inc.	Hello Dahlia Allover 6447/R.	VAu001018492	2010
☐ [ 177 ]	Vera Bradley Designs, Inc.	Hello Dahlia Backing 6448/R.	VAu001018501	2010
☐ [ 178 ]	Vera Bradley Designs, Inc.	Hello Dahlia Narrow Trim.	VAu001018704	2010
☐ [ 179 ]	Vera Bradley Designs, Inc.	Hello Dahlia Wide Trim.	VAu001018706	2010
☐ [ 180 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions allover, fall 2005: no. 8433-2.	VAu000647684	2005
☐ [ 181 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions medium trim, fall 2005: no. 452-Z.	VAu000647686	2005
☐ [ 182 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions narrow trim, fall 2005: no. 453-Z.	VAu000647687	2005
☐ [ 183 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions wide trim, fall 2005: no. 451-Z.	VAu000647685	2005
☐ [ 184 ]	Vera Bradley Designs, Inc.	Imperial Toile Allover 111-034.	VAu000978397	2009

☐ [ 185 ]	Vera Bradley Designs, Inc.	Imperial Toile Backing 110-034.	VAu000978403	2009
☐ [ 186 ]	Vera Bradley Designs, Inc.	Imperial Toile Medium Trim 113-034.	VAu000978410	2009
☐ [ 187 ]	Vera Bradley Designs, Inc.	Imperial Toile Wide Trim 112-034.	VAu000978406	2009
☐ [ 188 ]	Vera Bradley Designs, Inc.	Katherine medium trim: no. 435-Y.	VAu000621395	2003
☐ [ 189 ]	Vera Bradley Designs, Inc.	Katherine narrow trim: no. 423-Y.	VAu000621391	2003
☐ [ 190 ]	Vera Bradley Designs, Inc.	Katherine overall: no. 8423-Y.	VAu000621386	2003
☐ [ 191 ]	Vera Bradley Designs, Inc.	Katherine wide trim: no. 434-Y.	VAu000621385	2003
☐ [ 192 ]	Vera Bradley Designs, Inc.	Kensington allover: no. 6417Z.	VAu000731294	2007
☐ [ 193 ]	Vera Bradley Designs, Inc.	Kensington backing: no. 6418Z.	VAu000731293	2007
☐ [ 194 ]	Vera Bradley Designs, Inc.	Kensington narrow trim: no. 626Z.	VAu000731292	2007
☐ [ 195 ]	Vera Bradley Designs, Inc.	Kensington wide trim: no. 624Z.	VAu000731298	2007
☐ [ 196 ]	Vera Bradley Designs, Inc.	Lemon Parfait Allover 8406/Y.	VAu001036563	2010
☐ [ 197 ]	Vera Bradley Designs, Inc.	Lemon Parfait Backing 8407/Y.	VAu001037514	2010
☐ [ 198 ]	Vera Bradley Designs, Inc.	Lemon Parfait Narrow Trim.	VAu001037446	2010
☐ [ 199 ]	Vera Bradley Designs, Inc.	Lemon Parfait Wide Trim 806/Y.	VAu001037435	2010
☐ [ 200 ]	Vera Bradley Designs, Inc.	Loves Me Allover WC4185-Love-R.	VAu000995920	2009

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Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 201 through 300 of 359 entries.

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 201 ]	Vera Bradley Designs, Inc.	Loves Me Backing WC4186-Love-R.	VAu000995923	2009
☐ [ 202 ]	Vera Bradley Designs, Inc.	Loves Me Medium Trim CX4188-Love-R.	VAu000996135	2009
☐ [ 203 ]	Vera Bradley Designs, Inc.	Loves Me Narrow Trim CX4189-Love-R.	VAu000995933	2009
☐ [ 204 ]	Vera Bradley Designs, Inc.	Loves Me Wide Trim CX4187-Love-R.	VAu000995929	2009
☐ [ 205 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567042	2002
☐ [ 206 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567043	2002
☐ [ 207 ]	Vera Bradley Designs, Inc.	Maison blue, overall.	VAu000567041	2002
☐ [ 208 ]	Vera Bradley Designs, Inc.	Make Me Blush Allover P305.	VAu001010423	2009
☐ [ 209 ]	Vera Bradley Designs, Inc.	Make Me Blush Backing P345.	VAu001009028	2009
☐ [ 210 ]	Vera Bradley Designs, Inc.	Make Me Blush Medium Trim P335.	VAu001009351	2009
☐ [ 211 ]	Vera Bradley Designs, Inc.	Make Me Blush Wide Trim P315.	VAu001009374	2009
☐ [ 212 ]	Vera Bradley Designs, Inc.	Medallion allover: no. 100.	VAu000701928	2006
☐ [ 213 ]	Vera Bradley Designs, Inc.	Medallion backing: no. 140.	VAu000701925	2006
☐ [ 214 ]	Vera Bradley Designs, Inc.	Medallion narrow trim: no. 130.	VAu000701927	2006
☐ [ 215 ]	Vera Bradley Designs, Inc.	Medallion wide trim: no. 110.	VAu000701926	2006
☐ [ 216 ]	Vera Bradley Designs, Inc.	Mesa red paisley, fall ‘06.	VAu000694514	2006
☐ [ 217 ]	Vera Bradley Designs, Inc.	Mesa red paisley medium trim, fall ‘06: no. 610R.	VAu000694516	2006
☐ [ 218 ]	Vera Bradley Designs, Inc.	Mesa red paisley narrow trim: no. 611R	VAu000694517	2006
☐ [ 219 ]	Vera Bradley Designs, Inc.	Midnight navy medium trim.	VAu000627858	2004
☐ [ 220 ]	Vera Bradley Designs, Inc.	Midnight navy narrow trim.	VAu000627847	2004
☐ [ 221 ]	Vera Bradley Designs, Inc.	Midnight navy overall.	VAu000627856	2004
☐ [ 222 ]	Vera Bradley Designs, Inc.	Midnight navy wide trim.	VAu000627848	2004
☐ [ 223 ]	Vera Bradley Designs, Inc.	Mod floral blue backing: no. 6416B.	VAu000737593	2007
☐ [ 224 ]	Vera Bradley Designs, Inc.	Mod floral blue wide trim: no. 612B.	VAu000731301	2007
☐ [ 225 ]	Vera Bradley Designs, Inc.	Mod floral pink wide trim: no. 618R.	VAu000731299	2007
☐ [ 226 ]	Vera Bradley Designs, Inc.	New hope medium trim: no. 428-Z.	VAu000621388	2003
☐ [ 227 ]	Vera Bradley Designs, Inc.	New hope narrow trim: no. 427-Z.	VAu000621387	2003
☐ [ 228 ]	Vera Bradley Designs, Inc.	New hope overall: no. 8418-B.	VAu000621390	2003
☐ [ 229 ]	Vera Bradley Designs, Inc.	New hope wide trim: no. 426-Z.	VAu000621389	2003
☐ [ 230 ]	Vera Bradley Designs, Inc.	Night & Day Allover 111-052.	VAu001008982	2009
☐ [ 231 ]	Vera Bradley Designs, Inc.	Night & Day Backing 110-052.	VAu001009029	2009
☐ [ 232 ]	Vera Bradley Designs, Inc.	Night & Day Narrow Trim 114-052.	VAu001009588	2009
☐ [ 233 ]	Vera Bradley Designs, Inc.	Night & Day Wide Trim 112-052.	VAu001009307	2009
☐ [ 234 ]	Vera Bradley Designs, Inc.	Night Owl Allover 6427Z.	VAu000961487	2008

☐ [ 235 ]	Vera Bradley Designs, Inc.	Night Owl Backing 6428Z.	VAu000961488	2008
☐ [ 236 ]	Vera Bradley Designs, Inc.	Night Owl Medium Trim 640Z.	VAu000961491	2008
☐ [ 237 ]	Vera Bradley Designs, Inc.	Night Owl Narrow Trim 641Z.	VAu000961492	2008
☐ [ 238 ]	Vera Bradley Designs, Inc.	Night Owl Wide Trim 639Z.	VAu000961489	2008
☐ [ 239 ]	Vera Bradley Designs, Inc.	No. 400-Y.	VAu000567064	2002
☐ [ 240 ]	Vera Bradley Designs, Inc.	No. 401-Y.	VAu000567074	2002
☐ [ 241 ]	Vera Bradley Designs, Inc.	No. 404-2.	VAu000567068	2002
☐ [ 242 ]	Vera Bradley Designs, Inc.	No. 405-2.	VAu000567072	2002
☐ [ 243 ]	Vera Bradley Designs, Inc.	No. 406-N.	VAu000567067	2002
☐ [ 244 ]	Vera Bradley Designs, Inc.	No. 407-N.	VAu000567071	2002
☐ [ 245 ]	Vera Bradley Designs, Inc.	No. 8400-Y.	VAu000567065	2002
☐ [ 246 ]	Vera Bradley Designs, Inc.	No. 8402-2.	VAu000567070	2002
☐ [ 247 ]	Vera Bradley Designs, Inc.	No. 8403-N.	VAu000567073	2002
☐ [ 248 ]	Vera Bradley Designs, Inc.	No. 8404-N.	VAu000567066	2002
☐ [ 249 ]	Vera Bradley Designs, Inc.	No. 8404-R.	VAu000567069	2002
☐ [ 250 ]	Vera Bradley Designs, Inc.	Paprika Allover – 303 Mandarin.	VAu000979255	2009
☐ [ 251 ]	Vera Bradley Designs, Inc.	Paprika Backing – 343 Mandarin.	VAu000979258	2009
☐ [ 252 ]	Vera Bradley Designs, Inc.	Paprika Medium Trim – 323 Mandarin.	VAu000979514	2009
☐ [ 253 ]	Vera Bradley Designs, Inc.	Paprika Narrow Trim – 333 Mandarin.	VAu000979512	2009
☐ [ 254 ]	Vera Bradley Designs, Inc.	Paprika Wide Trim – 313 Mandarin.	VAu000979517	2009
☐ [ 255 ]	Vera Bradley Designs, Inc.	Peacock allover: no. WC3087-TURO.	VAu000712490	2006
☐ [ 256 ]	Vera Bradley Designs, Inc.	Peacock backing: no. WC2711-KIWI.	VAu000712491	2006
☐ [ 257 ]	Vera Bradley Designs, Inc.	Peacock narrow trim: no. CX3096-TURO.	VAu000716555	2006
☐ [ 258 ]	Vera Bradley Designs, Inc.	Peacock wide trim: no. CX3097-TURO.	VAu000716554	2006
☐ [ 259 ]	Vera Bradley Designs, Inc.	Pink elephants allover: no. 6409Z.	VAu000712488	2006
☐ [ 260 ]	Vera Bradley Designs, Inc.	Pink elephants backing: no. 6410Z.	VAu000712489	2006
☐ [ 261 ]	Vera Bradley Designs, Inc.	Pink elephants wide trim: no. 612Z.	VAu000716557	2006
☐ [ 262 ]	Vera Bradley Designs, Inc.	Pink pansy, medium trim: no. 424-A.	VAu000601394	2003
☐ [ 263 ]	Vera Bradley Designs, Inc.	Pink pansy, narrow trim: no. 410-A.	VAu000601392	2003
☐ [ 264 ]	Vera Bradley Designs, Inc.	Pink pansy, overall: no. 8407A.	VAu000601395	2003
☐ [ 265 ]	Vera Bradley Designs, Inc.	Pink pansy, wide trim: no. 411-A.	VAu000601393	2003
☐ [ 266 ]	Vera Bradley Designs, Inc.	Pinwheel pink allover 6423R.	VAu000749643	2007
☐ [ 267 ]	Vera Bradley Designs, Inc.	Pinwheel pink backing 6424R.	VAu000749642	2007
☐ [ 268 ]	Vera Bradley Designs, Inc.	Pinwheel pink narrow trim 635r.	VAu000751615	2007
☐ [ 269 ]	Vera Bradley Designs, Inc.	Pinwheel pink wide trim 633R and medium trim 634R.	VAu000752018	2007
☐ [ 270 ]	Vera Bradley Designs, Inc.	Pirouette Allover 8400Z.	VAu000977931	2009
☐ [ 271 ]	Vera Bradley Designs, Inc.	Pirouette Backing 8401Z.	VAu000978033	2009
☐ [ 272 ]	Vera Bradley Designs, Inc.	Pirouette Medium Trim 801Z.	VAu000978040	2009
☐ [ 273 ]	Vera Bradley Designs, Inc.	Pirouette Narrow Trim 802Z.	VAu000977939	2009
☐ [ 274 ]	Vera Bradley Designs, Inc.	Pirouette Wide Trim 800Z.	VAu000977968	2009
☐ [ 275 ]	Vera Bradley Designs, Inc.	Poppy Fields Allover P304.	VAu000996076	2009
☐ [ 276 ]	Vera Bradley Designs, Inc.	Poppy Fields Backing P344.	VAu000996080	2009
☐ [ 277 ]	Vera Bradley Designs, Inc.	Poppy Fields Medium Trim P324	VAu000996341	2009
☐ [ 278 ]	Vera Bradley Designs, Inc.	Poppy Fields Narrow Trim P334.	VAu000996258	2009
☐ [ 279 ]	Vera Bradley Designs, Inc.	Poppy Fields Wide Trim P314.	VAu000996082	2009
☐ [ 280 ]	Vera Bradley Designs, Inc.	Puccini Allover P300.	VAu000961486	2008
☐ [ 281 ]	Vera Bradley Designs, Inc.	Puccini Backing P340.	VAu000961484	2008
☐ [ 282 ]	Vera Bradley Designs, Inc.	Puccini Medium Trim P320.	VAu000961481	2008
☐ [ 283 ]	Vera Bradley Designs, Inc.	Puccini Narrow Trim P330.	VAu000961483	2008
☐ [ 284 ]	Vera Bradley Designs, Inc.	Puccini Wide Trim P310.	VAu000961482	2008

☐ [ 285 ]	Vera Bradley Designs, Inc.	Purple Punch Allover.	VAu000971868	2008
☐ [ 286 ]	Vera Bradley Designs, Inc.	Purple Punch Backing.	VAu000971845	2008
☐ [ 287 ]	Vera Bradley Designs, Inc.	Purple Punch Medium Trim.	VAu000971684	2008
☐ [ 288 ]	Vera Bradley Designs, Inc.	Purple Punch Narrow Trim.	VAu000971687	2008
☐ [ 289 ]	Vera Bradley Designs, Inc.	Purple Punch Wide Trim.	VAu000971679	2008
☐ [ 290 ]	Vera Bradley Designs, Inc.	Raspberry fizz allover 6425R.	VAu000749651	2007
☐ [ 291 ]	Vera Bradley Designs, Inc.	Raspberry fizz backing 6426R.	VAu000749650	2007
☐ [ 292 ]	Vera Bradley Designs, Inc.	Raspberry fizz narrow trim 638R.	VAu000749649	2007
☐ [ 293 ]	Vera Bradley Designs, Inc.	Raspberry fizz wide trim 636R.	VAu000749648	2007
☐ [ 294 ]	Vera Bradley Designs, Inc.	Retro green Fabric Traditions allover, fall 2005: no. 8434-G.	VAu000647689	2005
☐ [ 295 ]	Vera Bradley Designs, Inc.	Retro green medium trim: no. 455-G.	VAu000655313	2005
☐ [ 296 ]	Vera Bradley Designs, Inc.	Retro green narrow trim: no. 456-G.	VAu000655311	2005
☐ [ 297 ]	Vera Bradley Designs, Inc.	Retro green wide trim: no. 454-G.	VAu000655312	2005
☐ [ 298 ]	Vera Bradley Designs, Inc.	Riviera blue allover 6419B.	VAu000749641	2007
☐ [ 299 ]	Vera Bradley Designs, Inc.	Riviera blue backing 6420B.	VAu000749640	2007
☐ [ 300 ]	Vera Bradley Designs, Inc.	Riviera blue narrow 629B.	VAu000749639	2007

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Public Catalog

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Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 301 through 359 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 301 ]	Vera Bradley Designs, Inc.	Riviera blue wide trim 627B.	VAu000749638	2007
☐ [ 302 ]	Vera Bradley Designs, Inc.	SHerbet medium trim: no. C1586.	VAu000614502	2003
☐ [ 303 ]	Vera Bradley Designs, Inc.	Sherbet narrow trim: no. C1587.	VAu000614500	2003
☐ [ 304 ]	Vera Bradley Designs, Inc.	Sherbet overall: no. W1607	VAu000614497	2003
☐ [ 305 ]	Vera Bradley Designs, Inc.	Sherbet wide trim: no. C1585.	VAu000614498	2003
☐ [ 306 ]	Vera Bradley Designs, Inc.	Simply Violet Allover 111-051.	VAu001010421	2009
☐ [ 307 ]	Vera Bradley Designs, Inc.	Simply Violet Backing 110-051.	VAu001009032	2009
☐ [ 308 ]	Vera Bradley Designs, Inc.	Simply Violet Narrow Trim 114-051.	VAu001009591	2009
☐ [ 309 ]	Vera Bradley Designs, Inc.	Simply Violet Wide Trim 112-051.	VAu001009308	2009
☐ [ 310 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Allover 111-047.	VAu001038436	2009
☐ [ 311 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Medium Trim 113-047.	VAu000996128	2009
☐ [ 312 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Narrow Trim 114-047.	VAu001038648	2009
☐ [ 313 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Wide Trim 112-047.	VAu001038647	2009
☐ [ 314 ]	Vera Bradley Designs, Inc.	Slate Blooms Allover P306.	VAu001018497	2010
☐ [ 315 ]	Vera Bradley Designs, Inc.	Slate Blooms Backing P346.	VAu001018499	2010
☐ [ 316 ]	Vera Bradley Designs, Inc.	Slate Blooms Narrow Trim.	VAu001018562	2010
☐ [ 317 ]	Vera Bradley Designs, Inc.	Slate Blooms Wide Trim.	VAu001018513	2010
☐ [ 318 ]	Vera Bradley Designs, Inc.	Symphony in Hue Backing 6440Z.	VAu000978113	2009
☐ [ 319 ]	Vera Bradley Designs, Inc.	Symphony in Hue Medium Trim 658Z.	VAu000978106	2009
☐ [ 320 ]	Vera Bradley Designs, Inc.	Symphony in Hue Narrow Trim 659Z.	VAu001005550	2009
☐ [ 321 ]	Vera Bradley Designs, Inc.	Symphony in Hue Wide Trim 657Z.	VAu000978104	2009
☐ [ 322 ]	Vera Bradley Designs, Inc.	Totally Turq Allover 6443B.	VAu000995626	2009
☐ [ 323 ]	Vera Bradley Designs, Inc.	Totally Turq Backing 6444B.	VAu000995623	2009
☐ [ 324 ]	Vera Bradley Designs, Inc.	Totally Turq Medium Trim 664B.	VAu000996113	2009
☐ [ 325 ]	Vera Bradley Designs, Inc.	Totally Turq Narrow Trim 665B.	VAu001008496	2009
☐ [ 326 ]	Vera Bradley Designs, Inc.	Totally Turq Wide Trim 663B.	VAu000995640	2009
☐ [ 327 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Allover P307.	VAu001033004	2010
☐ [ 328 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Backing P347.	VAu001028943	2010
☐ [ 329 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Narrow Trim P337.	VAu001028715	2010
☐ [ 330 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Wide Trim P317.	VAu001028668	2010
☐ [ 331 ]	Vera Bradley Designs, Inc.	Vera Bradley cooking with friends.	TX0006468404	2006
☐ [ 332 ]	Vera Bradley Designs, Inc.	Vera Bradley our favorite recipes.	TX0005275023	2000
☐ [ 333 ]	Vera Bradley Designs, Inc.	Versailles Allover 8402/Z.	VAu001033069	2010
☐ [ 334 ]	Vera Bradley Designs, Inc.	Versailles Backing 8403/Z.	VAu001028960	2010

☐ [ 335 ]	Vera Bradley Designs, Inc.	Versailles Narrow Trim 805/Z.	VAu001028955	2010
☐ [ 336 ]	Vera Bradley Designs, Inc.	Versailles Wide Trim 803/Z.	VAu001028959	2010
☐ [ 337 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Allover WC4338-Berr.	VAu001018495	2010
☐ [ 338 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Backing.	VAu001018541	2010
☐ [ 339 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Narrow Trim.	VAu001018508	2010
☐ [ 340 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Wide Trim CX4340-Berr.	VAu001018505	2010
☐ [ 341 ]	Vera Bradley Designs, Inc.	Vibrant black medium trim: no. 437-Z.	VAu000629078	2004
☐ [ 342 ]	Vera Bradley Designs, Inc.	Vibrant black narrow trim: no. 438-Z.	VAu000629079	2004
☐ [ 343 ]	Vera Bradley Designs, Inc.	Vibrant black overall: no. 8425-Z.	VAu000640539	2003
☐ [ 344 ]	Vera Bradley Designs, Inc.	Vibrant black wide trim: no. 436-Z.	VAu000629080	2004
☐ [ 345 ]	Vera Bradley Designs, Inc.	Villa red medium trim: no. C1873.	VAu000614503	2003
☐ [ 346 ]	Vera Bradley Designs, Inc.	Villa red narrow trim: no. C1874.	VAu000614496	2003
☐ [ 347 ]	Vera Bradley Designs, Inc.	Villa red overall: no. WC1853.	VAu000614501	2003
☐ [ 348 ]	Vera Bradley Designs, Inc.	Villa red wide trim: no. C1872.	VAu000614499	2003
☐ [ 349 ]	Vera Bradley Designs, Inc.	Villa red wide trim no c1872 & 209 other titles.	V3573D683	2008
☐ [ 350 ]	Vera Bradley Designs, Inc.	Windsor navy medium trim, fall ‘06.	VAu000694515	2006
☐ [ 351 ]	Vera Bradley Designs, Inc.	Windsor navy wide trim: no. 606B.	VAu000688631	2006
☐ [ 352 ]	Vera Bradley Designs, Inc.	Yellow bird allover WC-3407.	VAu000749647	2007
☐ [ 353 ]	Vera Bradley Designs, Inc.	Yellow bird backing WC-3411.	VAu000749646	2007
☐ [ 354 ]	Vera Bradley Designs, Inc.	Yellow bird narrow trim CS-3410.	VAu000749644	2007
☐ [ 355 ]	Vera Bradley Designs, Inc.	Yellow bird wide trim CS-3408.	VAu000749645	2007
☐ [ 356 ]	Vera Bradley Designs, Inc.	Mod floral blue allover: no. 6415B.	VAu000733768	2007
☐ [ 357 ]	Vera Bradley Designs, Inc.	Mod floral blue narrow trim: no. 623B.	VAu000733769	2007
☐ [ 358 ]	Vera Bradley Designs, Inc.	Mod floral pink allover: no. 6413R.	VAu000733767	2007
☐ [ 359 ]	Vera Bradley Designs, Inc.	Mod floral pink narrow trim: no. 620R.	VAu000733770	2007

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SCHEDULE IV

TO

SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications; Foreign Patent

Applications; Patent Licenses

None.

SCHEDULE V

TO

SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark Applications;

Foreign Trademark Applications; Trademark Licenses

[See Attached]

Vera Bradley Designs Inc.

U.S. Trademark Registrations and Applications

Attached is the summary and details regarding the only recordation of a Security Interest found in the Federal Trademark Records.

*Please note that Reg. No. 2819627 for VBD will lapse as it is no longer in use for the goods as registered.

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

Trademark Assignor/Assignee Summary

Search Criteria: Assignor/Assignee Name = VERA BRADLEY

Total: 18		Total: 0

Assignor		Assignee
	NAME	NAME
REG#:1745799	VERA BRADLEY DESIGNS, INC.
REG#:2800307	VERA BRADLEY DESIGNS, INC.
REG#:2800308	VERA BRADLEY DESIGNS, INC.
REG#:2819627	VERA BRADLEY DESIGNS, INC.
REG#:2962647	VERA BRADLEY DESIGNS, INC.
REG#:2999011	VERA BRADLEY DESIGNS, INC.
REG#:3138150	VERA BRADLEY DESIGNS, INC.
REG#:3161672	VERA BRADLEY DESIGNS, INC.
REG#:3166645	VERA BRADLEY DESIGNS, INC.
REG#:3175442	VERA BRADLEY DESIGNS, INC.
REG#:3238432	VERA BRADLEY DESIGNS, INC.
REG#:3248142	VERA BRADLEY DESIGNS, INC.
REG#:3248193	VERA BRADLEY DESIGNS, INC.
REG#:3248194	VERA BRADLEY DESIGNS, INC.
REG#:3261985	VERA BRADLEY DESIGNS, INC.
REG#:3331171	VERA BRADLEY DESIGNS, INC.
REG#:3353497	VERA BRADLEY DESIGNS, INC.
REG#:3402953	VERA BRADLEY DESIGNS, INC.

Search Results as of: 09/15/2010 12:24 PM

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Assignments on the Web > Trademark Query

Trademark Assignment Details

Reel/Frame:	3901/0511		Pages: 10
Received:	12/10/2008	Recorded: 12/10/2008
Conveyance:	SECURITY INTEREST

Total properties: 18

1	Serial #: 74090237 Mark: VERA BRADLEY	Filing Dt: 08/22/1990	Reg #: 1745799	Reg. Dt: 01/12/1993

2	Serial #: 78155733 Mark: VERA BRADLEY	Filing Dt: 08/19/2002	Reg #: 2800307	Reg. Dt: 12/30/2003

3	Serial #: 78155735 Mark: THE VERA BRADLEY CLASSIC	Filing Dt: 08/19/2002	Reg #: 2800308	Reg. Dt: 12/30/2003

4	Serial #: 78155856 Mark: VBD	Filing Dt: 08/20/2002	Reg #: 2819627	Reg. Dt: 03/02/2004

5	Serial #: 78287680 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2999011	Reg. Dt: 09/20/2005

6	Serial #: 78435462 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3248142	Reg. Dt: 05/29/2007

7	Serial #: 78435466 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3261985	Reg. Dt: 07/10/2007

8	Serial #: 78496374 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3248193	Reg. Dt: 05/29/2007

9	Serial #: 78496385 Mark: VERA BRADLEY MY HOME	Filing Dt: 10/07/2004	Reg #: 3248194	Reg. Dt: 05/29/2007

10	Serial #: 78496394 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3402953	Reg. Dt: 03/25/2008

11	Serial #: 78572821 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3138150	Reg. Dt: 09/05/2006

12	Serial #: 78572823 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3161672	Reg. Dt: 10/24/2006

13	Serial #: 78642208 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3166645	Reg. Dt: 10/31/2006

14	Serial #: 78642231 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3175442	Reg. Dt: 11/21/2006

15	Serial #: 78657013 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3331171	Reg. Dt: 11/06/2007

16	Serial #: 78657037 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3353497	Reg. Dt: 12/11/2007

17	Serial#: 78975931 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2962647	Reg. Dt: 06/14/2005

18	Serial #: 78978074 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3238432	Reg. Dt: 05/01/2007

Assignor

1	VERA BRADLEY DESIGNS, INC.	Exec Dt: 11/26/2008 Entity Type: CORPORATION Citizenship: INDIANA

Assignee

1	JPMORGAN CHASE BANK, N.A. AS AGENT 10 S. DEARBORN CHICAGO, ILLINOIS 60603	Entity Type: UNKNOWN Citizenship: NONE

Correspondence name and address

LAURA KONRATH WINSTON & STRAWN LLP 35 W. WACKER DR. CHICAGO, IL 60601

Search Results as of: 09/15/2010 12:22 PM

If you have any comments or questions concerning the displayed, contact PRD/Assignments at 571-272-3350.

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Vera Bradley Designs Inc.

Pending U.S. Trademarks

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:05:55 ET

Serial Number: 77852053 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; brief bags; tote bags; duffel bags; travel bags; cosmetic bags and cases sold empty;

garment bags for travel; luggage; backpacks; wallets; and coin purses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub-Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852053

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Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:06:14 ET

Serial Number: 77852045 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eyeglasses; eyeglass lenses; sunglasses; eyeglass cases; textile covers for electric curling irons; foam backed mouse pad base

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved-For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-16 - Communication received from applicant

2010-03-16 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852045

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Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:06:54 ET

Serial Number: 77852039 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

binders; loose leaf binders; folders; file folders; note books; paper note tablets; writing paper pads; adhesive note pads; clip boards; calendars; agendas; blank writing journals; photo albums; paper gift bags; paper gift tags; gift wrapping paper; paper stationery; correspondence cards; note cards; binder clips; ball point pens; ink pens; highlighter pens; pencils; paper weights; dry erase writing boards; textile checkbook covers

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-17 - Communication received from applicant

2010-03-17 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852039

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:12 ET

Serial Number: 77852076 Assignment Information             Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 024

Class Status: Active

Table linens, namely, place mats and napkins; beach towels

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852076

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:27 ET

Serial Number: 77852091 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 025

Class Status: Active

Sun hats; headbands; pajamas; and flip flops

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852091

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:56 ET

Serial Number: 77945045 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

Pen and pencil pouch; paper stationery

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945045

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Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:31 ET

Serial Number: 77945060 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eye glasses; sun glasses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945060

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

I HOME | INDEX | SEARCH | eBUSINESS | CONTACT US I PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:40 ET

Serial Number: 77945086 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: A non-final action has been mailed. This is a letter from the examining attorney requesting additional information and/or making an initial refusal. However, no final determination as to the registrability of the mark has been made.

Date of Status: 2010-06-01

Filing Date: 2010-02-25

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: M3X -TMO Law Office 112 - Examining Attorney Assigned

Date In Location: 2010-06-01

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs. Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; tote bags; cosmetic bags sold empty; wallets; coin purses; luggage; travel bags; travel accessories; backpacks; messenger bags

Basis: l(a)

First Use Date: 2009-07-00

First Use in Commerce Date: 2009-07-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-06-01 - Notification Of Non-Final Action E-Mailed

2010-06-01 - Non-final action e-mailed

2010-06-01 - Non-Final Action Written

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945086

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:16 ET

Serial Number: 77947365 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Application has been published for opposition.

Date of Status: 2010-07-20

Filing Date: 2010-03-01

The Information will be/was published in the Official Gazette on 2010-07-20

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 650 -Publication And Issue Section

Date In Location: 2010-06-15

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 014

Class Status: Active

Jewelry; bracelets

Basis: l(a)

First Use Date: 2010-02-00

First Use in Commerce Date: 2010-02-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved for Pub - Principal Register (Initial exam)

2010-06-01 - Assigned To Examiner

2010-03-05 - New Application Office Supplied Data Entered In Tram

2010-03-04 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

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SCHEDULE VI

TO

SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank (Address and Contact Person)	Type of Account	Account Number

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Retail Stores LLC

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley International, LLC

Vera Bradley Designs, Inc.

SCHEDULE VII

TO

SECURITY AGREEMENT

Commercial Tort Claims

None.